                                                   Filed pursuant to Rule 497(e)
LMCG FUNDS

LMCG SMALL CAP GROWTH FUND             SUPPLEMENT DATED MARCH 9, 2001
LMCG MID CAP GROWTH FUND               TO THE PROSPECTUS DATED DECEMBER 28, 2000
LMCG SMALL CAP TAX-SENSITIVE FUND
   A SHARES

SALES CHARGE WAIVER
As described on page 20 of the prospectus, A Shares of the Funds are sold with a maximum front-end sales charge of 5.50% (applied when an investment is made), subject to certain exceptions. Until June 30, 2001 or such later date as the distributor in its sole discretion shall determine, the distributor has voluntarily agreed to waive the sales charge on A Shares. As a result, during the waiver period the distributor will not pay sales charge reallowances to financial institutions through which A Shares are purchased. This waiver program does not affect other Fund policies described in the prospectus, including the Funds' right to reject purchase orders.

PORTFOLIO MANAGER BACKGROUND
As described on page 18 of the prospectus, Nicholas S. Battelle and Andrew Beja serve as portfolio managers of LMCG Small Cap Growth Fund and Mr. Battelle serves as portfolio manager of LMCG Small Cap Tax-Sensitive Fund.

Before each joined the investment adviser, Mr. Battelle and Mr. Beja co-managed a small cap growth mutual fund (the "Predecessor Small Cap Growth Fund") from its inception December 23, 1996 through August 4, 2000. During that period, Mr. Battelle and Mr. Beja had full discretionary authority over the selection of investments for that fund. Mr. Battelle also managed a small cap tax-sensitive equity mutual fund (the "Predecessor Small Cap Tax-Sensitive Fund") from its inception January 2, 1996 through August 4, 2000, during which time he had had full discretionary authority over the selection of investments for that fund.

LMCG Small Cap Growth Fund and LMCG Small Cap Tax-Sensitive Fund are managed using investment styles, objectives and policies that are substantially similar to those of the Predecessor Small Cap Growth Fund and the Predecessor Small Cap Tax-Sensitive Fund, respectively. However, the Predecessor Small Cap Growth Fund and the Predecessor Small Cap Tax-Sensitive Fund are separate from, and not affiliated with, LMCG Small Cap Growth Fund and LMCG Small Cap Tax-Sensitive Fund.

The cumulative total return for the Predecessor Small Cap Growth Fund from its inception through July 31, 2000 was 243.98%. The cumulative total return for the Predecessor Small Cap Tax-Sensitive Fund from its inception through July 31, 2000 was 242.64%.

Average annual total returns for the one-year and three-year periods ended July 31, 2000 and for the entire period during which these individuals managed those funds, compared with the performance of the Russell 2000 Growth Index, were:

                                           Predecessor
                                             Small Cap            Russell 2000
                                         Growth Fund (a,b)      Growth Index (c)

     One Year                                  71.28%                21.13%
     Three Years                               39.58%                11.03%
     Inception through July 31, 2000           40.88%                12.27%

                                            Predecessor
                                             Small Cap
                                            Tax-Sensitive         Russell 2000
                                              Fund (a,b)        Growth Index (c)

     One Year                                  71.01%                21.13%
     Three Years                               34.06%                11.03%
     Inception through July 31, 2000           30.82%                12.05%

     (a) Performance information through July 31, 2000, the end of the last full month of service of Messrs. Battelle and Beja. Fund return information reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. Amounts shown for the Predecessor Small Cap Growth Fund are for its Institutional Class, which has a longer operating history and lower expenses than its Service Class.

     (b) Expenses for the funds were as follows:

         Predecessor Small Cap Growth Fund-- Institutional Class* December 23, 1996 (inception)--
           December 31, 1996                              N/A+
         Nine months ended September 30, 1997             0.00%
         Fiscal year ended September 30, 1998             0.58%
         Fiscal year ended September 30, 1999             1.00%
         Fiscal year ended September 30, 2000             0.98%

         Predecessor Small Cap Tax-Sensitive Fund
         January 2, 1996 (inception)--
           September 30, 1996                             0.00%
         Fiscal year ended September 30, 1997             0.21%
         Fiscal year ended September 30, 1998             0.75%
         Fiscal year ended September 30, 1999             0.78%
         Fiscal year ended September 30, 2000             0.87%

       * Expense amounts reflect the combined expenses of the fund and the master portfolio in which it invests all of its assets).
       + Amount not meaningful due to short operational period.

     During the periods indicated, the funds' investment adviser voluntarily did not impose some or all of its investment advisory fee and limited the funds' expenses. Had these actions not been taken, the funds' returns would have been lower.

     The predecessor funds' expenses were lower than the LMCG Funds' projected expenses, which are described on page 8 of the prospectus. Lower expenses have the effect of increasing relative performance.

     (c) The Russell 2000 Index is an unmanaged index of 2,000 stocks of small cap U.S. companies. The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 companies with higher price-to-book ratios and forecasted growth. The index is adjusted to reflect reinvestment of dividends.

Historical performance is not indicative of future performance. The historical performance of the predecessor funds as presented is not indicative of the potential performance of any LMCG Funds. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

The performance information above does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may have been more or less than those shown.